Exhibit 10.2

                                                                 Execution Copy



                     FIRST AMENDMENT TO AMENDED AND RESTATED
                     VISHAY INTERTECHNOLOGY, INC. LONG TERM
               REVOLVING CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS


         THIS FIRST AMENDMENT ("First Amendment") is made as of this 31st day of August, 2000 by and among Vishay Intertechnology, Inc., a Delaware corporation ("Company") and the Permitted Borrowers (as defined below), Comerica Bank and the Lenders signatory hereto and Comerica Bank, as administrative agent for the Lenders (in such capacity, "Agent").

         RECITALS:

         A. The Company and each of the Permitted Borrowers, Agent and certain of the Lenders entered into that certain Amended and Restated Vishay Intertechnology, Inc. Long Term Revolving Credit Agreement dated as of June 1, 1999 (the "Credit Agreement") under which such Lenders renewed and extended (or committed to extend) credit to the Company and the Permitted Borrowers (collectively with the Company, the "Borrowers"), as set forth therein.

         B. At the request of the Borrowers, Agent and those Lenders signatory to this First Amendment have agreed to make certain amendments to the Credit Agreement and to certain other Loan Documents as hereinafter set forth, but only on the terms and conditions set forth in this First Amendment.

         C. Concurrently with the First Amendment Effective Date, those Lenders signatory to the original Credit Agreement and not signatory to this First Amendment have executed and delivered to the Agent, for and on behalf of those new Lenders not party to the original Credit Agreement but signatory hereto (the "New Lenders") and for and on behalf of those existing Lenders whose commitments (based on the Percentages after giving effect to this First Amendment) are increasing, an Assignment Agreement ("Assignment") assigning to the Agent, for the benefit of such Lenders signatory hereto, all of their right, title and interest under the original Credit Agreement and the other Loan Documents, subject to the terms of such Assignment.

         NOW THEREFORE, the Borrowers, Agent and the Lenders agree:

         1. Section 1 of the Credit Agreement shall be amended by:

         (a) adding the following new definitions:

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                  "First  Amendment"  shall mean that certain First Amendment to the Credit Agreement and other Loan Documents dated as of August 31, 2000 by and among the Company, the Permitted Borrowers, Agent and the Lenders signatory thereto.

                  "First Amendment Effective Date" is defined in Section 9 of that certain First Amendment to the Credit Agreement and other Loan Documents dated as of August 31, 2000.

                  "Permitted Securitization" shall mean each transfer or encumbrance (each a "disposition") of specific accounts receivable by the Company or one or more of its Subsidiaries to a Special Purpose Subsidiary conducted in accordance with the following requirements:

                  (a) The disposition of accounts receivable, general intangibles or other financial assets will not result in the aggregate principal amount of Debt at any time outstanding and (without duplication) of similar securities at any time issued and outstanding (other than subordinated securities issued to and held by the Company or a Subsidiary) of any Special Purpose Subsidiary pursuant to a Permitted Securitization exceeding Two Hundred Million Dollars ($200,000,000), which amount may be readvanced and/or reborrowed, as repaid, nor shall the aggregate accounts receivable, general intangibles or other financial assets at any time subject to a Permitted Securitization exceed twenty five percent (25%) of gross receivables, determined in accordance with GAAP;

                  (b) The Company or Subsidiary disposing of accounts receivable to a Special Purpose Subsidiary pursuant to such Permitted Securitization shall itself actually receive (substantially contemporaneously with such disposition) cash from each such disposition of such accounts receivable in connection with any such Securitization Transaction in an amount based on normal and customary advance rates (and taking into account typical deductions) for market-based, arms-length Securitization Transactions;

                  (c) Each such disposition shall be without recourse (except to the extent of normal and customary representations and warranties given as of the date of each such disposition, and not as continuing representations and warranties, and customary clean-up call provisions) and otherwise on normal and customary terms and conditions for comparable asset-based securitization transactions;

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                  (d)  Each such Securitization  Transaction shall be structured on the  basis of the  issuance  of  non-recourse  Debt or
                       other   similar   securities   by  the  Special   Purpose
                       Subsidiary; and

                  (e) Both immediately before and after each such disposition, no Default or Event of Default (whether or not related to such disposition) shall have occurred and be continuing.

                  "Securitization Transaction(s)" shall mean a transfer of, or grant of a Lien on, accounts receivable by the Company or any Subsidiary to a Special Purpose Subsidiary or other special purpose or limited purpose entity and the issuance (whether by such Special Purpose Subsidiary or other special purpose or limited purpose entity or any other Person) of Debt or of any securities secured directly or indirectly by interests in, or of trust or a comparable certificates or other securities directly or indirectly evidencing interests in, such accounts receivable, general intangibles or other financial assets.

                  "Special Purpose Subsidiary" shall mean any wholly-owned direct or indirect Subsidiary of the Company established for the sole purpose of conducting one or more Permitted Securitizations and otherwise established and operated in accordance with customary industry practices.

                  "Utilization Fee" is defined in Section 2.13A hereof.

                  "Utilization Fee Percentage" shall mean, as of any date of determination thereof, the applicable percentage used to calculate the Utilization Fee due and payable hereunder, determined by reference to the appropriate column in the Pricing Matrix attached to this Agreement as Schedule 4.1.

         (b)      amending and restating the following existing definitions:

                  "Lender(s)" shall mean each of the Lenders signatory to this Agreement and any assignee which becomes a Lender pursuant to
                  Section 13.8(c) hereof, and shall include, as applicable, the Swing Line Bank.

                  "Prime Rate" shall mean the per annum interest rate established by Agent or, in the case of Swing Line Advances carried at the Prime-based Rate, by the Swing Line Bank, as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by it at any such time.

                  "Short-Term   Revolving  Credit   Agreement"  shall  mean  any
                  short-term revolving credit agreement subsequently entered into among the Company, any of the

                  Permitted Borrowers, certain financial institutions and the Agent, as amended or otherwise modified from time to time.

                  "Swing Line Bank" shall mean Bank of America, N. A., and its successors and assigns.

         (c)      amending the following existing definitions, as follows:

                  The definition of "Collateral Documents" is amended to delete the words "the Security Agreement and" from the first line of such definition.

                  The definitions of "Eurocurrency Rate" and "Eurodollar Rate" are amended to add, after each reference therein to the word "Agent", the parenthetical phrase "(or, in the case of Swing Line Advances, the Swing Line Bank)" and to add, after each reference therein to the words "Agent's Eurocurrency Lending Office", the parenthetical phrase "(or, in the case of Swing Line Advances, the Swing Line Bank's Eurocurrency Lending Office)".

                  The definition of "Fees" is amended to add, after the reference to "Syndication Fee" (in the second line thereof), the words ", the Utilization Fee".

                  The definition of "Indebtedness" is amended to add, after the word Subsidiaries (in the fifth line thereof), the parenthetical phrase (other than any Special Purpose Subsidiary)."

                  The definitions of "Intercompany Loan" and "Intercompany Loans, Advances or Investments" are amended to add, after each reference to Subsidiary in such definitions, the parenthetical phrase "(excluding any Special Purpose Subsidiary)."

                  The "Revolving Credit Aggregate Commitment" is reduced from $825,000,000 to $660,000,000.

                  The definition of "Revolving Credit Maturity Date" is amended to change the reference to March 2, 2003 in such definition to June 1, 2005.

                  The definitions of "Significant Domestic Subsidiaries" and "Significant Foreign Subsidiaries" are amended to add at the end of each such definition the words ", excluding any Special Purpose Subsidiary."

                  The definition of "Significant Subsidiary" is amended to add, at the end of such definition, the additional proviso "and provided further that a Special Purpose Subsidiary shall not be considered a Significant Subsidiary hereunder.

                  The definition of "Total Indebtedness" is amended to add, at the end of such definition, the words ", including without limitation any Debt incurred by a Special Purpose Subsidiary pursuant to a Permitted Securitization, whether or not required to be so included in accordance with GAAP."

                  The "Swing Line Maximum Amount" is increased from  Twenty-five
                  Million  Dollars   ($25,000,000)   to  Forty  Million  Dollars
                  ($40,000,000).

         (d)      deleting  in  its   entirety  the   definition   of  "Security
                  Agreement".

         2.       Section 2 of the Credit Agreement is amended as follows:

                  (a) Section 2.5 is amended and restated in its entirety, as follows:

         "2.5 (a) Swing Line Advances. The Swing Line Bank shall, on the terms and subject to the conditions hereinafter set forth (including without limitation Section 2.5(c) hereof), make one or more advances in Dollars or in any Alternative Currency (each such advance being a "Swing Line Advance") to Company or any of the Permitted Borrowers (provided that any such Permitted Borrower has become a party to this Agreement, either by execution and delivery of this Agreement, or by complying with the terms and conditions set forth in Section 2.1(a) hereof), from time to time on any Business Day during the period from the date hereof to (but excluding) the Revolving Credit Maturity Date in an aggregate amount, based on the Dollar Amount of any such Advances outstanding in Dollars and the Current Dollar Equivalent of any such Advances outstanding in Alternative Currencies, not to exceed at any time outstanding the Swing Line Maximum Amount. Swing Line Bank shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company and each of the Permitted Borrowers to Swing Line Bank resulting from each Swing Line Advance of such Lender from time to time, including the amounts of principal and interest payable thereon and paid to such Lender from time to time. The entries made in such account or accounts of Swing Line Bank shall, to the extent permitted by applicable law, be conclusive evidence, absent manifest error, of the existence and amounts of the obligations of the Company and the Permitted Borrower therein recorded; provided, however, that the failure of Swing Line Bank to maintain such account, as applicable, or any error therein, shall not in any manner affect the obligation of each of the Company and each Permitted Borrower to repay the Swing Line Advances (and all other amounts owing with respect thereto) made to the Company or such Permitted Borrower by Swing Line Bank in accordance with the terms of this Agreement. Advances, repayments and readvances under the Swing Line may be made, subject to the terms and conditions of this Agreement. Each Swing Line Advance shall mature and the principal amount thereof shall be due and payable by Company or the applicable Permitted Borrower on the last day of the Interest Period applicable thereto (if any) and in the case of any Prime-based Advance, on the Revolving Credit Maturity Date.

         The Company agrees that, upon the written request of Swing Line Bank (with a copy concurrently delivered to the Agent), the Company and each of the Permitted Borrowers will execute and deliver to Swing Line Bank Swing Line Notes of each of the Company and each of the Permitted Borrowers; provided, that the delivery of such Swing Line Notes shall not be a condition precedent to the Effective Date.

         (b) Accrual of Interest. Each Swing Line Advance shall, from time to time after the date of such Advance, bear interest at its Applicable Interest Rate. The amount and date of each Swing Line Advance, its Applicable Interest Rate, its Interest Period, if any, and the amount and date of any repayment shall be noted on Swing Line Bank's account maintained pursuant to Section 2.5(a), which records will be conclusive evidence thereof, absent manifest error; provided, however, that any failure by the Swing Line Bank to record any such information shall not relieve Company or the applicable Permitted Borrower of its obligation to repay the outstanding principal amount of such Advance, all interest accrued thereon and any amount payable with respect thereto in accordance with the terms of this Agreement and the other Loan Documents.

         (c) Requests for Swing Line Advances. Company or a Permitted Borrower (with the countersignature of the Company) may request a Swing Line Advance only after delivery to Swing Line Bank (with a copy concurrently delivered to Agent) of a Request for Swing Line Advance executed by an Authorized Officer of Company or such Permitted Borrower, subject to the following and to the remaining provisions hereof:

                             (i) each such Request for Swing Line Advance  shall
                  set forth the information required on the Request for Advance form annexed hereto as Exhibit A-2, including without limitation:

                             (A) the proposed  date of such Swing Line  Advance,
                  which must be a Business Day;

                             (B) whether such Swing Line Advance is to be a Prime-based Advance, a Eurocurrency-based Advance or a Quoted Rate Advance;

                             (C) the duration of the Interest Period  applicable
                  thereto; and

                             (D) in the  case of a  Eurocurrency-based  Advance,
                  the Permitted Currency in which such Advance is to be made.

                             (ii) the Dollar Amount of the  principal  amount of
                  such  requested   Swing  Line  Advance,   plus  the  aggregate
                  principal  amount  of  all  other

                  Swing Line Advances then outstanding hereunder (including any other Swing Line Advances requested to be made on such date) whether to Company or to any of the Permitted Borrowers (using the Current Dollar Equivalent of any such Advances outstanding in any Alternative Currency, determined pursuant to the terms hereof as of the date of such requested Advance) shall not exceed the Swing Line Maximum Amount;

                             (iii) as of the  proposed  date of such  Swing Line
                  Advance, the Dollar Amount of the principal amount of such requested Swing Line Advance, plus the aggregate principal amount of all other Swing Line Advances and all Advances of the Revolving Credit then outstanding hereunder (including any Revolving Credit Advances or other Swing Line Advances requested to be made on such date) whether to Company or to any of the Permitted Borrowers (using the Current Dollar Equivalent of any such Advances outstanding in any Alternative Currency, determined pursuant to the terms hereof as of the date of such requested Advance), and the aggregate undrawn portion of any Letters of Credit which shall be outstanding as of the date of the requested Swing Line Advance (based on the Dollar Amount of the undrawn portion of any Letters of Credit denominated in Dollars and the Current Dollar Equivalent of the undrawn portion of any Letters of Credit denominated in any Alternative Currency), plus the aggregate face amount of Letters of Credit requested but not yet issued (determined as aforesaid), plus the unreimbursed amount of any draws under Letters of Credit (using the Current Dollar Equivalent thereof for any Letters of Credit denominated in any Alternative Currency) shall not exceed the Revolving Credit Aggregate Commitment;

                             (iv) in the case of any Permitted  Borrower,  as of
                  the proposed date of such Swing Line Advance, the principal amount of the requested Swing Line Advance to such Permitted Borrower (determined as aforesaid), plus the aggregate principal amount of any other Swing Line Advances and all other Advances then outstanding to such Permitted Borrower hereunder (including, without duplication, Revolving Credit Advances or Swing Line Advances requested to be made on such date) determined as aforesaid, plus the aggregate undrawn portion of any Letters of Credit which shall be outstanding as of the date of the requested Swing Line Advance for the account of such Permitted Borrower, plus the aggregate face amount of any Letters of Credit requested but not yet issued for the account of such Permitted Borrower hereunder (in each case determined as aforesaid), plus the unreimbursed amount of any drawings under any Letters of Credit (using the Current Dollar Equivalent thereof for any Letters of Credit denominated in any Alternative Currency) issued for the account of such Permitted Borrower, shall not exceed the applicable Permitted Borrower Sublimit;

                             (v) in  the  case  of a  Prime-based  Advance,  the
                  principal amount of the initial funding of such Advance, as opposed to any refunding or conversion thereof, shall be at least $100,000;

                             (vi) in the case of a Eurocurrency-based Advance or
                  a Quoted Rate Advance, the principal amount of such Advance, the principal amount of such Swing Line Advance plus the amount of any other outstanding Advance of the Swing Line to be then combined therewith having the same Applicable Interest Rate and Interest Period, if any, shall be, at least Two Hundred Fifty Thousand Dollars ($250,000), or the equivalent thereof in an Alternative Currency (or a larger integral multiple of One Hundred Thousand Dollars ($100,000), or the equivalent thereof in the applicable Alternative Currency), and at any one time there shall not be in effect more than (x) for Advances in Dollars, Five (5) Applicable Interest Rates and Interest Periods, and (y) for Advances in any Alternative Currency (other than eurodollars), two (2) Applicable Interest Rates and Interest Periods for each such currency;

                             (vii) each such Request for Swing Line Advance shall be delivered to the Swing Line Bank (with a copy concurrently delivered to Agent) (x) for each Advance in Dollars, by 2:00 p.m. (eastern time) (or such other time as Swing Line Bank shall specify to Company or the applicable Permitted Borrower) on the proposed date of the Advance and
                  (y) for each Advance in any Alternative Currency, by 10:00 a.m. (eastern time) two (2) Business Days prior to the proposed date of Advance;

                             (viii) each  Request for Swing Line  Advance,  once
                  delivered to Swing Line Bank, shall be irrevocable by Company, and shall constitute and include a certification by the Company as of the date thereof that:

                             (A) both before and after such Swing Line  Advance,
                  the obligations of the Company set forth in this Agreement and the Loan Documents, are valid, binding and enforceable obligations of the Company;

                             (B) all  conditions  to the  making  of Swing  Line
                  Advances have been satisfied (both before and after giving effect to such Advance);

                             (C) both  before and after the making of such Swing
                  Line Advance, there is no Default or Event of Default in existence; and

                             (D) both before and after such Swing Line  Advance,
                  the representations and warranties contained in this Agreement and the other Loan Documents are true and correct in all material respects.

         (d) Disbursement of Swing Line Advances. Unless otherwise notified in writing by Agent promptly following each receipt of Request for Swing Line Advance hereunder, Swing Line Bank may assume that all conditions precedent to the disbursement of such requested Swing Line Advance have been satisfied, including without limitation that no Default or Event of Default has occurred and is continuing and that the entirety of the Swing Line Maximum Amount less any outstanding Swing Line Advances is available hereunder (provided that Agent shall have no responsibility whatsoever to Swing Line Bank or to any other Lender to give any notice hereunder, except as set forth in Section 12.12 of this Agreement), and subject to the proper submission of an executed Request for Swing Line Advance by Company or a Permitted Borrower without exceptions noted in the compliance certification therein and to the other terms and conditions hereof, Swing Line Bank shall make available to Company or the applicable Permitted Borrower the amount so requested, in like funds and currencies, not later than:

                             (i) for Prime-based Advances or Quoted Rate Advances, not later than 5:00 p.m. (eastern time) on the date of such Advance by credit to an account of Company or the applicable Permitted Borrower maintained with the Swing Line Bank or with Agent or to such other account or third party as Company or the Permitted Borrower may reasonably direct in writing; and

                             (ii) for  Eurocurrency-based  Advances,  not  later
                  than 4:00 p.m. (the time of the office of Swing Line Bank funding such Advance) on the date of such Advance, by credit to an account of Company or the Permitted Borrower maintained with the Swing Line Bank's or the Agent's Correspondent or to such other account or third party as Company or the applicable Permitted Borrower may reasonably direct.

                  Swing Line Bank shall promptly notify Agent of any Swing Line Advance by telephone, telex or telecopier.

         (e)      Refunding of or Participation Interest in Swing Line Advances.

                             (i) Acting through Agent (which shall, subject to
                  the terms hereof, comply with the Swing Line Bank's request), the Swing Line Bank, at any time in its sole and absolute discretion, may on behalf of the Company or the applicable Permitted Borrower (each of which hereby irrevocably directs the Swing Line Bank and the Agent to act on its behalf) request each of the Lenders (including the Swing Line Bank in its capacity as a Lender) to make an Advance of the Revolving Credit to each of Company and the Permitted Borrowers, for each Permitted Currency in which Swing Line Advances are outstanding to such party, in an amount (in the applicable Permitted Currency, determined in accordance with Section 2.11(b) hereof) equal to such Lender's Percentage of the principal amount of the aggregate Swing Line Advances outstanding in each Permitted Currency to each such party on the date such notice is given (the "Refunded Swing Line Advances"); provided however that Swing Line Advances which are carried at the Quoted Rate or the Eurocurrency-based Rate which are converted to Revolving Credit Advances at the request of the Swing Line Bank at a time when no Default or Event of Default has occurred and is continuing, shall not be subject to Section 11.1 and no losses, costs or expenses may be assessed by the Swing Line Bank against the Company, a permitted Borrower or the other Banks as a consequence of such conversion. In the case of each Refunded Swing Line Advance outstanding in Dollars, the applicable Advance of the Revolving Credit used to refund such Swing Line Advance shall be a Prime-based Advance. In the case of each Refunded Swing Line Advance outstanding in any Alternative Currency, the applicable Advance of the Revolving Credit used to refund such Swing Line Advance shall be an Advance in the applicable Alternative Currency, with an Interest Period of one month (or any lesser number of days selected by Agent in consultation with the Lenders). In connection with the making of any such Refunded Swing Line Advances or the purchase of a participation interest in Swing Line Advances under Section 2.5(e)(ii) hereof, the Swing Line Bank shall retain its claim against the Company or the applicable Permitted Borrower for any unpaid interest or fees in respect thereof. Unless any of the events described in Section 9.1(j) hereof shall have occurred (in which event the procedures of subparagraph (ii) of this Section 2.5(e) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of an Advance of the Revolving Credit are then satisfied, but subject to Section 2.5(e)(iii), each Lender shall make the proceeds of its Advance of the Revolving Credit available to the Agent for the benefit of the Swing Line Bank at the office of the Agent specified in Section 2.4(a) hereof prior to 11:00 a.m. Detroit time (for Domestic Advances) on the Business Day next succeeding the date such notice is given, and, in the case of any Eurocurrency-based Advance, prior to 2:00 p.m. Detroit time on the third Business Day following the date such notice is given, in each case in immediately available funds in the applicable Permitted Currency. The proceeds of such Advances of the Revolving Credit shall be promptly delivered by Agent to the Swing Line Bank for application to repay the Refunded Swing Line Advances in accordance with the terms and conditions of this Agreement.

                             (ii) If,  prior to the  making of an Advance of the
                  Revolving Credit pursuant to subparagraph (i) of this Section 2.5(e), one of the events described in Section 9.1(j) hereof shall have occurred, each Lender will, on the date such Advance of the Revolving Credit was to have been made, purchase from the Swing Line Bank an undivided participating interest in each Refunded Swing Line Advance in an amount equal to its Percentage of such Refunded Swing Line

                  Advance.  Each Lender  within the time  periods  specified  in
                  Section 2.5(e)(i) hereof, as applicable, shall immediately transfer to the Swing Line Bank, in immediately available funds in the applicable Permitted Currency of such Swing Line Advance, the amount of its participation and upon receipt thereof the Swing Line Bank will deliver to such Lender a participation certificate evidencing such participation.

                             (iii) Each Lender's  obligation to make Advances of
                  the Revolving Credit and to purchase participation interests in accordance with clauses (i) and (ii) of this Section 2.5(e) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Bank, the Company, the Permitted Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company, any Permitted Borrower or any other Person; (iv) any breach of this Agreement by the Company, any Permitted Borrower or any other Person; (v) any inability of the Company or the Permitted Borrowers to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such participating interest is to be purchased; (vi) the termination of the Revolving Credit Aggregate Commitment hereunder; or (vii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Lender does not make available to the Agent or the Swing Line Bank, as applicable the amount required pursuant to clause (i) or (ii) above, as the case may be, the Agent or the Swing Line Bank, as the case may be, shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full (x) for the first two (2) Business Days such amount remains unpaid, at the Federal Funds Effective Rate for Advances in Dollars (other than eurodollars) and for Eurocurrency-based Advances, the Agent's marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by Agent as a result of such failure to deliver funds hereunder) of carrying such amount and (y) thereafter, at the rate of interest then applicable to such Swing Line Advances. The obligation of any Lender to make available its pro rata portion of the amounts required pursuant to clause (i) or (ii) above shall not be affected by the failure of any other Lender to make such amounts available, and no Lender shall have any liability to the Company or any Permitted Borrower, the Agent, the Swing Line Bank, or any other Lender or any other Person for another Lender's failure to make the amounts required under clause (i) or (ii) available.

                  Notwithstanding the foregoing however no Lender shall be required to make any Revolving Credit Advance to refund a Swing Line Advance or to purchase a participation in a Swing Line Advance if prior to the making of the Swing Line Advance, the Swing Line Bank had received written notice that an Event of Default had occurred and was continuing, or that the conditions to the making of such Swing Line Advances had not been satisfied; provided, however that the obligation of the Lenders to make such Revolving Credit Advances or to purchase participations in Swing Line Advances shall be reinstated upon the date which such Event of Default has been waived by the Required Lenders or all Lenders, as applicable.

         (b)      New   Section   2.13A  is  added  to  the  Credit   Agreement,
                  immediately following Section 2.13, as follows:

                  "Section 2.13A Utilization Fee. From the First Amendment Effective Date to the Revolving Credit Maturity Date, the Company shall be obligated, in respect of each calendar quarter in which Dollar Amount of the aggregate Advances of the Revolving Credit and of the Swing Line and the undrawn amount of each Letter of Credit at any time outstanding exceed, for any period, thirty-three and one-third percent (33-1/3%) of the Revolving Credit Aggregate Commitment at any time in effect, to pay to the Agent a utilization fee ("Utilization Fee") computed, as follows:

                  (a) The aggregate interest accruing on the Advances of the Revolving Credit outstanding during such quarter (or portion thereof) shall be recalculated (on a basis consistent with the initial calculation thereof) at an interest rate in excess of the Applicable Interest Rate previously applicable to such Advances by the amount of the Utilization Fee Percentage, and the Company shall pay to the Agent, for distribution to the Lenders, pro rata (based on the Percentages) the Dollar Amount of the difference between the aggregate amount of such interest, as recalculated, and the actual interest accrued on such Advances (at the then Applicable Interest Rate) during such quarter;

                  (b) The aggregate interest accruing on the Advances of the Swing Line outstanding during such quarter (or portion thereof) shall be recalculated (on a basis consistent with the initial calculation thereof) at an interest rate in excess of the Applicable Interest Rate previously applicable to such Advances by the amount of the Utilization Fee Percentage, and the Company shall pay to the Agent, for distribution to the Swing Line Lender, the Dollar Amount of the difference between the aggregate amount of such interest, as recalculated, and the actual interest accrued on such advances (at the then Applicable Interest Rate) during such quarter; and

                  (c) The aggregate Letter of Credit Fees on the undrawn amount of any Letters of Credit outstanding during such quarter (or portion thereof) shall be recalculated (on a basis consistent with the initial calculation thereof) at a fee percentage in excess of the Applicable Fee Percentage previously applicable thereto by the amount of the Utilization Fee Percentage, and the Company shall pay to the Agent, for distribution to the Lenders, pro rata (based on the Percentages), the Dollar Amount of the difference between the aggregate amount of such Letter of Credit Fees as recalculated and the actual letter of credit fees accrued on such Letters of Credit during such quarter.

         The Utilization Fee shall be payable quarterly in arrears commencing September 15, 2000 and on the fifteenth day of each calendar quarter thereafter (in respect of the immediately preceding calendar quarter or portion thereof), and on the Revolving Credit Maturity Date, and shall be computed on the basis of a year of three hundred sixty (360) days and assessed for the actual number of days elapsed. Whenever any payment of the Utilization Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Upon receipt of such payment, Agent shall make prompt distribution thereof as set forth in this Section 2.13A."

         3.  Section 7 of the Credit Agreement shall be amended as follows:

             (a) The preamble to Section 7 is amended to add after the word "Subsidiaries" (in the second line thereof) the parenthetical phrase "(excluding any Special Purpose Subsidiary)";

             (b) Clause (f) of Section 7.3 (Reporting Requirements) is amended to add at the end of clause (f) the words "and promptly following each Permitted Securitization, copies of the principal operative documents relating to such Permitted Securitization.

             (c)  Section 7.5 (Leverage Ratio) is amended to change reference to
                  3.25 in the second line thereof to 2.5.

             (d) Section 7.6 (Fixed Charged Coverage Ratio) is amended to change the reference to 2.0 in the second line thereof to 2.5.

             (e) The postamble to Section 7.16 (Future Subsidiaries) is amended to change the references to clauses "(c)" and "(d)" in the last line thereof to clauses

                  "(b)" and "(c)" and Clause (a) of Section 7.16 is amended and restated in its entirety as follows:

                           "(a) with respect to each Person which becomes a Significant Subsidiary subsequent to the Effective Date, within thirty days of the date such Person is created, acquired or otherwise becomes a Significant Subsidiary (whichever first occurs), cause such new Subsidiary to execute and deliver to the Agent (i) in the case of each Significant Domestic Subsidiary, a Joinder Agreement whereby such Significant Domestic Subsidiary becomes obligated as a Guarantor under the Domestic Guaranty and (ii) in the case of each Significant Foreign Subsidiary, a Joinder Agreement whereby such Significant Foreign Subsidiary becomes obligated as a Guarantor under the Foreign Guaranty; and"

         4.       Section 8 of the Credit Agreement shall be amended as follows:

                  (a)      Clause  (a)  of  Section  8.1   (Capital   Structure,
                           Business Objects or Purpose) is amended and restated in its entirety as follows:

                           "(a) Purchase, acquire or redeem any of its capital stock, (i) except for non-vested stock granted to participants under the Vishay Stock Plan and (ii) except for repurchases by the Company of its common stock in an aggregate amount, from and after the First Amendment Effective Date, not to exceed five percent (5%) of Tangible Net Worth (determined, in the case of each such repurchase of shares, on the date of repurchase), provided, however, that both before and after giving effect to each such repurchase, no Default or Event of Default has occurred and is continuing; and"

                  (b) Clause (e) of Section 8.2 (Limitations on Fundamental Changes) is amended to add, after the words Permitted Transfers the words "and Permitted Securitizations."

                  (c)      Section  8.5  (Liens)  is amended to add a new clause
                           (f) to the end of such section (and to move the "; and" from the end of clause (d) to the end of clause
                           (e)), as follows:

                           "(f) any Lien encumbering property interests, rights or proceeds which are the subject of a transfer or encumbrance pursuant to a Permitted Securitization."

                  (d) Section 8.7 (Investments) is amended to add a new clause (l) to the end of such section (and to move the "; and" from the end of clause (j) to the end of clause (k)), as follows:

                           "(l) Investments in any Subsidiary (including, without limitation any Special Purpose Subsidiary) from and after the date hereof consisting of (x) dispositions of specific accounts receivable, general intangibles or other financial assets made pursuant to a Permitted Securitization and the resultant Debt issued by a Special Purpose Subsidiary to another Subsidiary as part of a Permitted Securitization, in each case to the extent constituting Investments hereunder; and (y) the repurchase or replacement from and after the date hereof of accounts receivable pursuant to any representations and warranties or clean up call provision included in a Permitted Securitization in accordance with the definition thereof."

                  (e) Section 8.8 (Accounts Receivable) is amended to add, at the end of such section, the words ", and except pursuant to a Permitted Securitization."

                  (f) Section 8.11 (Prohibition Against Certain Restrictions) is amended to add (after the word "Agreement" in the parenthetical phrase in the second line thereof) the words "and excluding any such agreement by a Special Purpose Subsidiary pursuant to a Permitted Securitization, but only to the extent such agreement applies only to such Special Purpose Subsidiary."

         5.       Section 12 of the Credit Agreement is amended, as follows:

                  (a) Section 12.11 is amended to insert the following sentence at the end thereof:

                           "For purposes of this Section 12.11, "Agent" shall be deemed to include Bank of America, N.A. in its capacity as Swing Line Bank."

                  (b) Section 12.16 is amended to change the "Documentation Agent" to Fleet National Bank and to change the "Managing Agents" to ABN-AMRO Bank, Bank Hapoalim, Bank Leumi, Barclay's Capital, First Union National Bank, West L.B. and Wachovia Bank.

         6. Section 13 of the Credit Agreement shall be amended, as follows:

                  (a)      Clause (c) of Section 13.8  (Successors  and Assigns;
                           Assignments  and   Participations)   is  amended  and
                           restated in its entirety, as follows:

                                    "(c) The Company,  Permitted  Borrowers  and
                           Agents
                           acknowledge that each of the Lenders may at any time and from time to time, subject to the terms and conditions hereof (including Section 13.14 hereof),
                           (i) assign or grant participations in such Lender's rights and obligations hereunder and under the other Loan Documents to any commercial bank, savings and loan association, insurance company, pension fund, mutual fund, commercial finance company or other similar financial institution, the identity of which institution is approved by Company and the Agent, such approval not to be unreasonably withheld or delayed; provided, however, that (x) the approval of Company shall not be required upon the occurrence and during the continuance of a Default or Event of Default and (y) the approval of Company and Agent shall not be required for any such sale, transfer, assignment or participation to the Affiliate of an assigning Lender, any other Lender or any Federal Reserve Bank and (ii) grant to an SPFV the option to fund all or any part of any Advance that the Granting Lender would otherwise be obligated to fund pursuant to this Agreement; provided, however, that (A) nothing herein shall constitute a commitment by any SPFV to fund any Advance, but if an SPFV elects not to fund all or any part of an Advance hereunder, the Granting Lender shall be obligated to fund such Advance pursuant to the terms hereof; (B) the funding of any Advance by an SPFV hereunder shall be credited against the applicable commitment of the Granting Lender to fund such Advance to the same extent as, and as if, such Advance were funded by such Granting Lender and any payments in respect of an Advance (or portion thereof) previously funded by any SPFV shall be paid, for the account of such SPFV, to its Granting Lender, as agent for such SPFV; (C) each SPFV shall have all the rights that a Lender making such Advances or any portion thereof would have had under this Agreement (provided that each SPFV shall have granted to its Granting Lender an irrevocable power of attorney to deliver and receive all communications and notices under this Agreement and the other Loan Documents and to exercise on behalf of such SPFV all such SPFV's voting rights under this Agreement) and no additional Note or other instrument shall be required to evidence the Advances or portion thereof funded by any SPFV, each related Granting Lender being deemed to hold its Note as agent for such SPFV to the extent of the Advances or portion thereof funded by such SPFV; (D) Company and Agent agree that no SPFV shall be liable for any indemnity or payment under this Agreement for which a Granting Lender would otherwise be liable so long as, and to the extent, the Granting Lender provides such indemnity or makes such payment, as the case may be; and (E) an SPFV may, at any time and without paying any processing fee therefor, assign or participate all or a portion of its interest in any Advances to the Granting Lender or to any financial institutions providing liquidity and/or credit support to or for the account of SPFV to support the funding or maintenance of Advances (provided that the rights of any such assignee or participant shall be subject to and limited as set forth in this clause (ii) of
                           Section 13.8(c)). The Company and each of Permitted Borrowers authorize each Lender to disclose to any prospective assignee or participant, once approved by Company and Agent and to any assignee under an assignment not required to be approved by the Company pursuant to clauses (x) and (y) of the first proviso of this Section 13.8(c) and to an SPFV (and on a confidential basis to any rating agency, commercial paper dealer or provider of any surety or guaranty to such SPFV), any and all financial information in such Lender's possession concerning the Company and such Permitted Borrower which has been delivered to such Lender pursuant to this Agreement; provided that each such prospective participant shall execute a confidentiality agreement consistent with the terms of Section 13.13 hereof. Clause (ii), the definition of "Granting Lender," and the immediately preceding sentence of this Section 13.8(c) may not be amended without the prior written consent of each Granting Lender, all or any part of whose Advances are being funded by an SPFV at the time of any such amendment; and each party hereto agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPFV, it will not, on the basis of any claim or matter arising under or in connection with or otherwise relating to this Agreement, institute against, or join any other person in instituting against such SPFV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States of America or any state or political subdivision thereof. "

                  (b) Section 13.11 (Amendment and Waiver) is amended and restated in its entirety, as follows:

                                    "13.11 Amendment and Waiver. No amendment or
                           waiver of any provision of this Agreement or any other Loan Document, or consent to any departure by the Company or the Permitted Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (or signed by the Agent at the direction of the Required Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (X) no amendment, waiver or consent shall increase the Percentage or the stated commitment amounts applicable to any Lender unless approved, in writing, by the affected Lender and (Y) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) increase the Revolving Credit Aggregate Commitment to an amount greater than One Billion Dollars ($1,000,000,000), (b) reduce the principal of, or interest on, the Advances or any Fees or other amounts payable hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, the outstanding Advances or any Fees or other amounts payable hereunder, (d) waive any Event of Default specified in Section 9.1(a) or (b) hereof,
                           (e) release or defer the granting or perfecting of a lien or security interest in any Collateral or release any guaranty or similar undertaking provided by any Person or modify any indemnity provided to the Lenders, hereunder or under the other Loan Documents, except as shall be otherwise expressly provided in this Agreement or any other Loan Document, (f) take any action which requires the signing of all Lenders pursuant to the terms of this Agreement or any other Loan Document, (g) change the aggregate unpaid principal amount of the outstanding Advances which shall be required for the Lenders or any of them to take any action under this Agreement or any other Loan Document, (h) change this Section 13.11, or (i) change the definition of "Required Lenders", "Interest Periods", "Alternative Currencies",
                           "Permitted Borrower" or "Percentage"; and provided further, however, that no amendment, waiver or consent hereunder shall, unless in writing and signed
                           (x) by the Agent, in addition to all the Lenders, affect the rights or duties of the Agent under this Agreement or any other Loan Document, whether in its capacity as Agent or the issuing bank or (y) by the Swing Line Bank, in addition to all the Lenders, affect the rights or duties of the Swing Line Bank under this Agreement or any other Loan Documents, in its capacity as Swing Line Bank. All references in this Agreement to "Lenders" or "the Lenders" shall refer to all Lenders, unless expressly stated to refer to Required Lenders."

         7. Replacement Schedule 1.1 (Percentages) to the Credit Agreement set forth on Attachment 1 shall replace in its entirety the existing Schedule 1.1 to the Credit Agreement. Replacement schedule 4.1 (Pricing Maturity) to the Credit Agreement set forth on Attachment 2 shall replace in its entirety, the existing schedule 4.1 to the Credit Agreement and any decreases in the Applicable Margin and the Applicable Fee Percentage thereunder thereunder shall become effective prospectively only at the end of each applicable Interest Period (with respect to Eurocurrency-based Advances), as the case may be, and on the next payment or assessment date for any Fees payable and collected in advance and, with respect to any fees collected in arrears, on the First Amendment Effective Date.

         8. Those certain Security Agreements dated as of July 1, 1999 executed and delivered in favor of the Agent (in its capacity as Secured Party thereunder) by Company and its Significant Subsidiaries as of such date ("Security Agreements") are hereby released and discharged in their entirety, and Agent shall (and is hereby authorized and directed to do so by the requisite Lenders) execute and deliver such releases, discharges and/or terminations as necessary or appropriate to effectuate such releases.

         9. This First Amendment shall become effective (according to the terms hereof) on the date confirmed in a written notice to the Borrowers and the Lenders from the Agent (the "First Amendment Effective Date") that the following conditions have been fully satisfied by the Borrowers, which date shall occur on or before August 31, 2000 (the "Conditions"):

            (a) Agent shall have received counterpart originals of this First Amendment, duly executed and delivered by each of the Borrowers, and the requisite Lenders, and of acknowledgments and reaffirmations of the Guarantors, in each case in form satisfactory to Agent and the Lenders;

            (b) Agent shall have received from each of the Borrowers and each of the Guarantors a certification (i) that all necessary actions have been taken by such parties to authorize execution and delivery of this First Amendment (and any acknowledgments and reaffirmations), supported by such resolutions or other evidence of corporate authority or action as reasonably required by Agent and the Majority Lenders and that no consents or other authorizations of any third parties are required in connection therewith; and (ii) that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing on the proposed effective date of the First Amendment;

            (c) To the extent aggregate Advances of the Revolving Credit (and the undrawn amount of any Letters of Credit) and the Swing Line outstanding on such date exceed the Revolving Credit Aggregate Commitment (as reduced by the First Amendment), the Company or any Permitted Borrower, as applicable, shall prepay the amount of such Advances in accordance with the terms hereof (including any breakage costs assessed under Section 11.1 hereof), such prepayment to be distributed to the Lenders based on the Percentages in effect prior to the First Amendment Effective Date, accompanied by any breakage costs, as aforesaid;

            (d) Company shall have paid to Agent, for distribution to the Lenders, based on the applicable Percentages (in each case before giving effect to the First Amendment) all interest and Fees accrued to the First Amendment Effective Date; and

            (e) Company shall have paid to Agent, for distribution to the Lenders, work fee in the amount of .025% of the aggregate amount of the Revolving Credit Aggregate Commitment, for distribution to the Lenders based on the applicable Percentages, after giving effect to the First Amendment and, to the extent applicable, shall have selected new Interest Periods for the Advances to be outstanding on the First Amendment Effective Date in compliance with Sections 2.3 and 2.5(c) of the Credit Agreement;

provided, however, that notwithstanding satisfaction of the foregoing conditions, the change in the definition of Swing Line Bank (in paragraph 1(b) hereof) and in the amendment and restatement of Section 2.5 (as set forth in paragraph 2(a) of this First Amendment) shall become effective only after (i) receipt by the Agent of a written election signed by the Company and countersigned by Bank of America, N. A. ("Bank of America") specifying the proposed effective date of the change in the identity of the Swing Line Bank (which shall be at least five (5) Business Days following the date of such election) and (ii) the purchase, concurrently with such effective date, of all Swing Line Advances by Bank of America from Comerica Bank, subject to payment by the Company or the applicable Permitted Borrower to Comerica Bank of an amount equal to the breakage costs, if any, which would be assessed under Section 11.1 of the Credit Agreement if such Advances were prepaid by Company or such Permitted Borrower on such date.

         10.  Concurrently  with the First Amendment  Effective Date pursuant to
Section 9 hereof, each Lender (including any New Lenders) shall have (i) a Percentage equal to the percentage set forth in Attachment 1 hereto and (ii) Advances of the Revolving Credit (and participations in Letters of Credit and Swing Line Advances) in its Percentage of all such Advances (and Letters of Credit) outstanding on the First Amendment Effective Date (after giving effect to this First Amendment). To facilitate the foregoing, each Lender (including any New Lender) which as a result of the adjustments to the Percentages evidenced by Attachment 1 is to have a greater principal amount of Advances of the Revolving Credit outstanding than such Lender had outstanding under the Credit Agreement immediately prior to the First Amendment Effective Date accepts the foregoing Assignment and shall deliver to the Agent immediately available funds to cover such Advances (and the Agent shall, to the extent of the funds so received, disburse funds to each Lender which, as a result of such adjustment of the Percentages, is to have a lesser principal amount of Advances of the Revolving Credit outstanding than such Lender had under the Credit Agreement immediately prior to the First Amendment Effective Date). Following the First Amendment Effect Date, each Lender, pursuant to Section 2.2(e) hereof, may request that the Company and each Permitted Borrower execute and deliver to such Lender a Revolving Credit Note (based upon its Percentage) to evidence the Revolving Credit Advances to be outstanding to such Lender under the Credit Agreement, provided that (i) the delivery of such Revolving Credit Note shall not be a condition precedent to the First Amendment Effective Date or to the making of Advances under the Credit Agreement and (ii) any Lender having previously received a Revolving Credit Note under the Credit Agreement shall, upon its receipt of a new Revolving Credit Note hereunder (which new Note shall be in renewal of and exchange for an not in payment of the prior Note), return its prior Note to the Agent, which shall stamp such notes as "exchanged" and deliver said Notes to the Company or the applicable Permitted Borrower, as the case may be. The New Lenders agree that all interest and fees accrued under the Credit Agreement prior to the First Amendment Effective Date are the property of the Lenders which were parties to the Credit Agreement prior to the First Amendment Effective Date. Furthermore, it is acknowledged and agreed that all Letter of Credit Fees paid prior to the First Amendment Effective Date shall not be recalculated, redistributed or reallocated by Agent to the Lenders.

         11. Each of Company, the Permitted Borrowers and the Guarantors hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution and delivery of this First Amendment and the performance by each of Company and the Permitted Borrowers of their respective obligations under the Credit Agreement as amended hereby (herein, as so amended, the "Amended Credit Agreement") are within such undersigned's corporate powers, have been duly authorized, are not in contravention of law or the terms of its articles of incorporation or bylaws or other organic documents of the parties thereto, as applicable, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in the Amended Credit Agreement, of any governmental body, agency or authority, and the Amended Credit Agreement, will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, ERISA or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law); (b) the continuing representations and warranties set forth in Sections 6.1 through 6.20, inclusive, of the Amended Credit Agreement are true and correct on and as of the date hereof; and (c) each of the foregoing representations and warranties (whether expressly set forth or incorporated by reference) are and shall remain continuing representations and warranties during the entire life of the Amended Credit Agreement.

         12. Except as specifically set forth above, this First Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement (including without limitation all conditions and requirements for Advances and any financial covenants) or any of the other Loan Documents, or to constitute a waiver or release by any of the Lenders or the Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any of the other Loan Documents, except to the extent specifically set forth above. Furthermore, this First Amendment shall not affect in any manner whatsoever any rights or remedies of the Lenders or the Agent with respect to any other non-compliance by the Borrowers with the Credit Agreement or the other Loan Documents, whether in the nature of a Default or Event of Default, and whether now in existence or subsequently arising, and shall not apply to any other transaction.

         13. Unless otherwise defined to the contrary herein, all capitalized terms used in this First Amendment shall have the meanings set forth in the Credit Agreement.

         14. This First Amendment shall be a contract made under and governed by the internal laws of the State of Michigan, and may be executed in counterpart, in accordance with Section 13.10 of the Credit Agreement.

                                      * * *

                     [Signatures follow on succeeding pages]

         IN WITNESS WHEREOF, Company, the Permitted Borrowers, the Lenders and Agent have each caused this First Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.



COMPANY:                                    AGENT:

VISHAY INTERTECHNOLOGY, INC.                COMERICA BANK, As Agent


By:  /s/ Richard N. Grubb                   By:  /s/ Robert P. Wilson
   -----------------------------------         --------------------------------

Its: Executive Vice President,              Its: Assistant Vice President
     Chief Financial Officer and Director   One Detroit Center
63 Lincoln Highway                          500 Woodward Avenue
Malvern, Pennsylvania 19355                 Detroit, Michigan 48226
                                            Attention: Corporate Finance

PERMITTED BORROWERS:

VISHAY EUROPE GmbH


By:  /s/ Richard N. Grubb
   -------------------------------------------
Its: Executive Vice President, Chief Financial
     Officer and Director
  --------------------------------------------

VISHAY ELECTRONIC GmbH


By: /s/ Richard N. Grubb
   -------------------------------------------
Its: Executive Vice President, Chief Financial
     Officer and Director
  --------------------------------------------


PAMELA VERWALTUNGSGESELLSCHAFT mbH


By:  /s/ Richard N. Grubb
   -------------------------------------------
Its: Executive Vice President, Chief Financial
     Officer and Director
  --------------------------------------------

                                           COMERICA BANK, individually, as Swing
                                           Line Bank and as Issuing Bank


                                           By:  /s/ Robert P. Wilson
                                              ----------------------------------

                                           Its:   Assistant Vice President

                                           BANK OF AMERICA N.A.



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           FLEET NATIONAL BANK



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           BANK HAPOALIM B.M.,
                                           NEW YORK BRANCH



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           BANK LEUMI USA



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                           NEW  YORK BRANCH



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           ABN AMRO BANK NV



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           BARCLAYS BANK PLC



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           FIRST UNION NATIONAL BANK



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           WACHOVIA BANK, N.A.



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           THE CHASE MANHATTAN BANK



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           THE BANK OF TOKYO-MITSUBISHI,
                                           LTD. NEW YORK BRANCH



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           PNC BANK, NATIONAL ASSOCIATION



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           KEYBANK NATIONAL ASSOCIATION



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                                           SANPAOLO  IMI SPA, formerly  known as
                                           Istituto  Bancario San Paolo Di
                                           Torino, S.p.A.



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           SOCIETE GENERALE, NEW YORK BRANCH



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           ISRAEL DISCOUNT BANK



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------


                                           THE BANK OF NEW YORK



                                           By:  /s/
                                              ----------------------------------

                                           Its:
                                               ---------------------------------

                            REPLACEMENT SCHEDULE 1.1
                               [Subject to Change]

                                   Percentages
                     (Long Term Revolving Credit Agreement)

--------------------------------------------------------------------------------
         ***Lender                   Percentage        Allocation
--------------------------------------------------------------------------------
***Comerica Bank                         8.72           57,500,000
--------------------------------------------------------------------------------
Bank of America N.A.***/                 8.52           56,250,000
--------------------------------------------------------------------------------
Fleet National Bank***/                  8.52           56,250,000
--------------------------------------------------------------------------------
Bank Hapoalim                            8.33           55,000,000
--------------------------------------------------------------------------------
Bank Leumi                               7.95           52.500,000
--------------------------------------------------------------------------------
West L.B.***/                            7.58           50,000,000
--------------------------------------------------------------------------------
ABN-AMRO                                 5.68           37,500,000
--------------------------------------------------------------------------------
Barclays Capital                         5.68           37,500,000
--------------------------------------------------------------------------------
First Union National Bank                5.68           37,500,000
--------------------------------------------------------------------------------
Wachovia Bank***/                        5.68           37,500,000
--------------------------------------------------------------------------------
****The Chase Manhattan Bank             5.30           35,000,000
--------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi***/             4.55           30,000,000
--------------------------------------------------------------------------------
PNC Bank                                 3.98           26,250,000
--------------------------------------------------------------------------------
KeyBank National Association***/         3.79           25,000,000
--------------------------------------------------------------------------------
San Paolo Bank***/                       3.79           25,000,000
--------------------------------------------------------------------------------
Societe Generale                         2.84           18,750,000
--------------------------------------------------------------------------------
Israel Discount Bank                     1.89           12,500,000
--------------------------------------------------------------------------------
Bank of New York                         1.52           10,000,000
--------------------------------------------------------------------------------
Total                                                   660,000,000
--------------------------------------------------------------------------------

-------------------
*    Percentages rounded to two decimal places for administrative  convenience.

**   Allocations/commitments stated in Dollars.

*** Lenders whose allocations/commitments have increased under the First Amendment.

**** New Lenders.

                            REPLACEMENT SCHEDULE 4.1
                                 PRICING MATRIX

                             Applicable Margin Grid
                          Vishay Intertechnology, Inc.
            Amended and Restated Long Term Revolving Credit Facility

--------------------------------------------------------------------------------
      Basis for Pricing               LEVEL I        LEVEL II          LEVEL III
--------------------------------------------------------------------------------

                                       1.0:1.0        1.0:1.0          2.0:1.0
         Leverage Ratio                                 but
                                                      2.0:1.0
--------------------------------------------------------------------------------
     Revolving Credit Facility Fee        0.25%          0.25%            0.30%
--------------------------------------------------------------------------------
       Eurocurrency-based Margin          0.50%         0.625%             .70%
--------------------------------------------------------------------------------
        Prime-based Rate Margin              0              0                0
--------------------------------------------------------------------------------
          Letter of Credit Fee            0.50%         0.625%             .70%
       (exclusive of facing fee)
--------------------------------------------------------------------------------
            Utilization Fee              12.50          12.50            15.00
--------------------------------------------------------------------------------